UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 24, 2006
Hines Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

000-50805	20-0138854

(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5000, Houston, Texas	77056-6118

(Address of Principal Executive Offices)	(Zip Code)
(888) 220-6121

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
               Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets .
               On April 24, 2006, Hines REIT Properties, L.P. (the “Operating Partnership”), a subsidiary of Hines Real Estate Investment Trust, Inc. (“Hines REIT” or the “Company”), acquired 321 North Clark, a property located in the central business district of Chicago, Illinois. The seller, 321 North Clark Realty LLC, is a joint venture between an institution advised by JP Morgan Chase and an affiliate of Hines Interests Limited Partnership (“Hines”), an affiliate and the sponsor of Hines REIT. The Hines affiliate owned a 5% equity interest in the seller and controlled its day-to-day operations. The affiliate received a promoted share of approximately $8.2 million of the distributed proceeds from the sale based on a return achieved in connection with the closing, none of which was borne by the Company.
               321 North Clark consists of a 35-story office building and a parking structure that were constructed in 1987. The building contains 896,502 square feet of rentable area and is approximately 94% leased. The American Bar Association leases 225,555 square feet, or approximately 25% of the property’s rentable area, under a lease that expires in June 2019. Foley & Lardner LLP, a legal firm, leases 211,546 square feet, or approximately 24% of the property’s rentable area, under a lease that expires in April 2018. Mesirow Financial, a diversified financial services firm, leases 184,241 square feet, or approximately 21% of the property’s rentable area, under a lease that expires in December 2009. No other tenant leases more than 10% of the rentable area.
               The contract purchase price for 321 North Clark was approximately $247.3 million, exclusive of transaction costs, financing fees and working capital reserves. Hines REIT funded the acquisition with a $165.0 million term loan obtained from KeyBank National Association in connection with the acquisition, proceeds from borrowings under its existing revolving credit facility with KeyBank National Association and net proceeds from its public offering. In connection with the acquisition of the property, Hines REIT will pay its advisor, Hines Advisors Limited Partnership, approximately $1.2 million in cash acquisition fees. Hines will serve as the property manager and will provide services in connection with the leasing, operation and management of 321 North Clark.
               In connection with the acquisition of 321 North Clark, on April 24, 2006 the Company entered into a term loan agreement with KeyBank National Association in the principal amount of $165.0 million. The loan has a term of 120 days and matures and becomes payable on August 22, 2006. The purpose of the loan is to provide bridge financing to fund a portion of the acquisition costs for 321 North Clark. The loan agreement allows for borrowing at a variable rate or on a short-term basis at a LIBOR based rate plus a spread of 120 basis points, at the election of the Operating Partnership. The interest rate on this loan is currently 6.33% per annum. The loan is secured by the Company’s interest in its wholly owned subsidiary formed to hold 321 North Clark and its non-managing general partnership interest in the Hines-Sumisei U. S. Core Office Fund, L.P., and by its direct equity interest in any entity it invests in that directly or indirectly holds real property assets, subject to certain exceptions and limitations. The loan agreement also contains customary events of default, with corresponding grace periods, including, without limitation, payment defaults, cross-defaults to other agreements and bankruptcy-related defaults, and customary covenants, including limitations on the incurrence of debt and the granting of liens and the maintenance of certain financial ratios. The Company has unconditionally guaranteed payment and performance of its obligations under the term loan agreement and the other loan documents.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.
               The disclosure required by this item is included in Item 2.01 of this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
               On April 25, 2006, Hines issued a press release relating to the acquisition of 321 North Clark by Hines Real Estate Investment Trust. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
Item 8.01. Other Events.
     On April 24, 2006, the board of directors of Hines REIT declared dividends for the month of May 2006. The declared dividends will be calculated based on shareholders of record each day during the month and will equal a daily amount that, if paid each day over a 365-day period, would equal a 6.0% annualized rate based on a share price of $10.00. The dividends will be aggregated and paid in cash in July 2006.

Item 9.01. Financial Statements and Exhibits.
               (a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference.
321 North Clark, Chicago, Illinois — Years Ended December 31, 2005, 2004 and 2003
Independent Auditors’ Report
Statements of Revenues and Certain Operating Expenses
Notes to Statements of Revenues and Certain Operating Expenses
               (b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is furnished herewith and incorporated herein by reference.
Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Financial Statement — Year Ended December 31, 2005:
Unaudited Pro Forma Consolidated Statement of Operations — Year Ended December 31, 2005
Unaudited Notes to Pro Forma Consolidated Financial Statement
               (c) Exhibits

Exhibit
Number	Exhibit Table
99.1	Press Release of Hines Interests Limited Partnership dated April 25, 2006
Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the potential acquisition of the properties described therein and funding sources for the same, are forward looking statements that are based on current expectations and assumptions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include changes in general economic and real estate market conditions, risks associated with property acquisitions and other risks described in the Company’s “Risk Factors” section of the Registration Statement on Form S-11 and its other filings with the Securities and Exchange Commission.

SIGNATURES
               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.
April 25, 2006	By:	/s/ Frank R. Apollo
Frank R. Apollo
Chief Accounting Officer

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Hines REIT Properties, L.P.
      We have audited the accompanying statements of revenues and certain operating expenses (the “Historical Summaries”) of the property located at 321 North Clark, Chicago, Illinois (the “Property”) for the years ended December 31, 2005, 2004, and 2003. These Historical Summaries are the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summaries based on our audits.
      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.
      The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K of Hines Real Estate Investment Trust, Inc.) as described in Note 2 to the Historical Summaries and is not intended to be a complete presentation of the Property’s revenues and expenses.
      In our opinion, the Historical Summaries present fairly, in all material respects, the revenues and certain operating expenses described in Note 2 to the Historical Summaries of the property located at 321 North Clark, Chicago, Illinois, for the years ended December 31, 2005, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Houston, Texas
April 13, 2006

321 NORTH CLARK, CHICAGO, ILLINOIS
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Years Ended December 31, 2005, December 31, 2004 and December 31, 2003

	2005	2004	2003

Revenue:
Rental income	$15,881,872	$15,123,776	$11,045,196
Escalation income	10,741,506	6,973,793	4,561,382
Other income	459,049	431,197	544,205

Total revenues	27,082,427	22,528,766	16,150,783
Certain Operating Expenses:
Real estate taxes	6,090,145	5,340,181	4,271,025
Cleaning services	1,418,150	1,238,063	893,256
Building management services	1,260,547	1,153,181	1,152,964
Repairs, maintenance and supplies	1,100,215	1,032,508	809,586
Salaries	1,048,977	1,170,282	1,312,868
Utilities	1,043,206	876,506	813,122
Insurance	164,649	158,452	303,886

Total certain operating expenses	12,125,889	10,969,173	9,556,707

Revenues in excess of certain operating expenses	$14,956,538	$11,559,593	$6,594,076

See accompanying notes to statements of revenues and certain operating expenses.

321 NORTH CLARK, CHICAGO, ILLINOIS
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Years Ended December 31, 2005, December 31, 2004 and December 31, 2003

(1)	Organization
      321 North Clark, Chicago, Illinois (the “Property”), is a 35 story, approximately 897,000 square foot (unaudited) office building with a below-grade parking structure constructed in 1987. Hines Real Estate Investment Trust, Inc. (“Hines REIT”), through Hines REIT Properties, L.P., its majority owned subsidiary (the “Operating Partnership,” and together, the “Company”) acquired the Property from 321 North Clark Realty LLC, a joint venture between Hines Interests Limited Partnership (“Hines”), an affiliate of Hines REIT, and an institution advised by JP Morgan Chase, on April 24, 2006.

(2)	Basis of Presentation
      The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. These Historical Summaries includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property.

(3)	Principles of Reporting and Use of Estimates
      The preparation of financial statements in conformity with generally accepted accounting principles requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4)	Significant Accounting Policies

(a)	Revenue Recognition
      The Property’s operations consist of rental revenues earned from tenants under leasing arrangements which generally provide for minimum rents, escalations, and charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the terms of the leases, which amounted to an increase in rental income of approximately $3,319,107, $6,060,450 and $5,060,703 for the years ended December 31, 2005, December 31, 2004, and December 31, 2003, respectively.

321 NORTH CLARK, CHICAGO, ILLINOIS
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Years Ended December 31, 2005, December 31, 2004 and December 31, 2003 — (Continued)

(b)	Repairs and Maintenance
      Expenditures for repairs and maintenance are expensed as incurred.

(5)	Rental Income
      The aggregate annual minimum future rentals on noncancelable operating leases in effect as of December 31, 2005 are as follows:

Amount

Year ending December 31:
2006	$15,616,749
2007	15,748,789
2008	15,746,385
2009	15,532,567
2010	10,580,784
Thereafter	92,570,598

Total future minimum rentals	$165,795,872

      Total minimum future rentals represents the base rent tenants are required to pay under the terms of their leases exclusive of charges for contingent rents, electric service, real estate taxes, and operating cost escalations.
      Of the total rental income is for the year ended December 31, 2005, approximately:

•	74% were earned from tenants in the legal industry, whose leases expire various years through 2019; and

•	18% was earned from tenants in the financial services industry, whose leases expire various years through 2009.
      No other tenant leases space representing more than 10% of the total rental income of the Property for the year ended December 31, 2005.
* * * * *

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
December 31, 2005
      Hines Real Estate Investment Trust, Inc. (“Hines REIT” and, together with Hines REIT Properties, L.P. (the “Operating Partnership”), the “Company”) made the following acquisitions since January 1, 2005:

Property Name	Date of Acquisition	Purchase Price

1900 and 2000 Alameda	June 28, 2005	$59.8 million
3100 McKinnon Street	August 24, 2005	$27.9 million
1515 S Street	November 2, 2005	$66.6 million
Airport Corporate Center	January 31, 2006	$156.8 million
321 North Clark	April 24, 2006	$247.3 million
      Additionally, during the year ended December 31, 2005 and the quarter ended March 31, 2006, the Company made equity investments in Hines-Sumisei U.S. Core Office Fund, L.P. (the “Core Fund”) totaling approximately $99.8 million and $17.2 million, respectively.
      The unaudited pro forma consolidated statement of operations assumes the Company’s acquisitions of 1900 and 2000 Alameda, 3100 McKinnon Street, 1515 S Street, Airport Corporate Center and 321 North Clark and its investments in the Core Fund occurred on January 1, 2005.
      In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma consolidated statement of operations is not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on January 1, 2005, nor does it purport to represent the results of operations for future periods.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

	Year Ended
	December 31,	Adjustment for
	2005	Acquisitions		Pro Forma

Revenues:
Rental revenue	$6,004,953	$58,056,277	(a)	$64,061,230
Other revenue	241,852	1,222,382	(a)	1,464,234

Total revenues	6,246,805	59,278,659		65,525,464
Expenses:
Property operating expenses	2,350,875	21,664,881	(a)	24,015,756
Real property taxes	687,534	9,681,738	(a)	10,369,272
Depreciation and amortization	3,330,983	25,506,367	(a)	28,837,350
Asset management and acquisition fees	5,225,241	4,415,922	(e)	9,641,163
Organizational and offering expenses	1,735,668	—		1,735,668
Reversal of accrued organizational and offering expenses	(8,366,114)	—		(8,366,114)
General and administrative expenses	2,224,555	—		2,224,555
Forgiveness of related party payable	(1,730,000)	—		(1,730,000)

Total expenses	5,458,742	61,268,908		66,727,650

Income (loss) before equity in losses, interest expense, interest income and loss allocated to minority interests	788,063	(1,990,249)		(1,202,186)

Equity in losses of Hines-Sumisei U.S. Core Office Fund, L.P.	(831,134)	(1,039,922	)(b)	(1,871,056)
Interest expense	(2,446,838)	(11,803,604	)(d)	(14,250,442)
Interest income	98,145	—		98,145
Loss allocated to minority interests	635,170	854,425	(c)	1,489,595

Net loss	$(1,756,594)	$(13,979,350)		$(15,735,944)

Basic and diluted loss per common share:
Loss per common share	$(0.16)	$(1.26)		$(1.42)

Weighted average number common shares outstanding	11,061,281	11,061,281		11,061,281

See notes to unaudited pro forma consolidated statement of operations and
Unaudited notes to pro forma consolidated financial statement.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005

(a)	To record the pro forma effect of the Company’s acquisition of 1900 and 2000 Alameda, 3100 McKinnon Street (“Citymark”), 1515 S Street, Airport Corporate Center and 321 North Clark assuming that the acquisitions had occurred on January 1, 2005.

(b)	To record the pro forma effect on the Company’s equity in income assuming that the Company’s additional investments in the Core Fund and the Core Fund’s acquisition of Three First National Plaza, Golden Eagle Plaza, 720 Olive Way and 333 West Wacker had occurred on January 1, 2005.

(c)	To record the pro forma effect on the Company’s loss allocated to minority interest assuming that the Core Fund’s acquisition of Three First National Plaza, Golden Eagle Plaza, 720 Olive Way and 333 West Wacker and the Company’s additional investments in the Core Fund and its acquisitions of 1900 and 2000 Alameda, Citymark, 1515 S Street, Airport Corporate Center and 321 North Clark had occurred on January 1, 2005.

(d)	To record the pro forma effect of the Company’s interest expense assuming that the debt related to the Company’s additional investments in the Core Fund and the acquisitions of 1900 and 2000 Alameda, Citymark, 1515 S Street, Airport Corporate Center and 321 North Clark, the assumption of the $91 million mortgage note on Airport Corporate Center with a rate of 4.78% and additional financing through the Credit Facility of approximately $120 million with a rate of 6.22% was outstanding the entire year.

(e)	To record the pro forma effect of the Company’s acquisition fees related to the acquisition of the additional investment in the Core Fund and the acquisitions of Airport Corporate Center and 321 North Clark.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
For the Year Ended December 31, 2005

(1)	Investment Properties
      On June 28, 2005, Hines Real Estate Investment Trust, Inc., a Maryland corporation (“Hines REIT” and, together with its consolidated subsidiaries, the “Company”), acquired 1900 and 2000 Alameda in San Mateo, California for approximately $59.8 million, including transaction costs. This transaction was financed with proceeds from a term loan. The property, which is located in the San Francisco Bay area office market, consists of a four-story building constructed in 1971 which was substantially renovated in 1996 and a two-story building completed in 1983. The buildings have an aggregate of 253,377 square feet of rentable area.
      On August 24, 2005, the Company acquired Citymark, which is located in Dallas, Texas. The aggregate purchase price of Citymark was approximately $27.9 million, including transaction costs. This transaction was financed with proceeds from a term loan. Citymark is an 11-story office building constructed in 1987. The building has an aggregate of 217,746 square feet of rentable area.
      On November 2, 2005, the Company acquired an office complex located at 1515 S Street in Sacramento, California (“1515 S Street”). The aggregate purchase price for 1515 S Street was approximately $66.6 million, exclusive of transaction costs, financing fees and working capital reserves. The Company funded the acquisition with net proceeds of its public offering and borrowings of approximately $66.0 million under the Company’s revolving credit facility. 1515 S Street consists of two five-story buildings and an eight-story parking garage constructed in 1987. The buildings have an aggregate of 348,881 square feet of rentable area.
      On January 31, 2006, the Company acquired Airport Corporate Center, a 45-acre office park located in the Airport West/ Doral airport submarket of Miami, Florida. Airport Corporate Center consists of 11 buildings constructed between 1982 and 1996 that contain an aggregate of 1,018,477 square feet of rentable area and a 5.46-acre land development site. The aggregate purchase price of Airport Corporate Center was approximately $156.8 million, excluding transaction costs and financing fees. In connection with the acquisition, mortgage financing was assumed in the amount of $91.0 million.
      On April 24, 2006, the Company acquired 321 North Clark, a property located in the central business district of Chicago, Illinois. The property consists of a 35-story office building and a parking structure that were constructed in 1987. The building contains 896,502 square feet of rentable area and is approximately 94% leased. The aggregate purchase price of 321 North Clark was approximately $247.3 million, excluding transaction costs and financing fees.
      The unaudited pro forma consolidated statement of operations of the Company assumes that all five acquisitions occurred on January 1, 2005.

(2)	Core Fund
      The Core Fund is an investment vehicle organized in August 2003 by Hines to invest in existing office properties in the United States. The third-party investors in the Core Fund other than Hines REIT are, and Hines expects that future third-party investors in the Core Fund will be, primarily U.S. and foreign institutional investors or high net worth individuals. The Core Fund was formed as a Delaware limited partnership. As of December 31, 2004, the Core Fund held controlling interests in eight properties located in New York City, Washington, D.C., Houston, Texas and San Francisco, California.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
For the Year Ended December 31, 2005 — (Continued)
      In March 2005, the Core Fund acquired an indirect interest in its ninth office building. Three First National Plaza, completed in 1981, is located at 70 West Madison Street in the Central Loop of Chicago. The aggregate purchase price for the property was approximately $245.3 million, including transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the aggregate principal amount of approximately $141.0 million. The Core Fund currently holds approximately a 74.15% interest in Three First National Plaza. Institutional Co-Investors, affiliates of Hines and third-party investors hold, indirectly, the remaining 19.80%, 0.58% and 5.47%, respectively.
      On August 10, 2005, the Core Fund purchased Golden Eagle Plaza, an office property located at 525 B Street in the central business district of San Diego, California. Golden Eagle Plaza was built in 1969 and renovated in 1998. It consists of a 22-story office tower and an attached parking structure. The aggregate purchase price of Golden Eagle Plaza was approximately $116.4 million, including transaction costs. In connection with the acquisition, mortgage financing was secured in the amount of $52.0 million and a bridge loan was secured in the amount of $68.0 million. The Core Fund currently holds approximately a 92.69% interest in Golden Eagle Plaza. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.48% and 6.83%, respectively.
      On January 31, 2006, the Core Fund purchased 720 Olive Way, an office property located in the retail core submarket of the central business district of Seattle, Washington. The property consists of a 20-story office building and a parking structure that were constructed in 1981 and substantially renovated in 1997. The aggregate purchase price of 720 Olive Way was approximately $84.7 million, including transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $42.4 million. The Core Fund currently holds approximately a 73.96% interest in 720 Olive Way. Institutional Co-Investors, affiliates of Hines and third-party investors hold, indirectly, the remaining 20.00%, 0.59% and 5.45%, respectively.
      On April 3, 2006, the Core Fund purchased 333 West Wacker, an office property located in the central business district of Chicago, Illinois. The property consists of a 36-story office building and a parking structure that were constructed in 1983. The aggregate purchase price of 333 West Wacker was approximately $222.5 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $124.0 million. The Core Fund currently holds approximately a 73.96% interest in 333 West Wacker. Institutional Co-Investors, affiliates of Hines and third-party investors hold, indirectly, the remaining 20.00%, 0.59% and 5.45%, respectively.
      The unaudited pro forma consolidated condensed statement of operations of the Core Fund summarized below assumes that the 2005 and 2006 acquisitions occurred on January 1, 2005.
      During the year ended December 31, 2005 and the quarter ended March 31, 2006, the Company acquired additional interests in the Core Fund totaling approximately $99.8 million and $17.2 million, respectively. The unaudited pro forma consolidated statement of operations of the Company assumes that the investments of $99.8 million and $17.2 million occurred on January 1, 2005. Additionally, the unaudited pro forma consolidated statement of operations of the Company has been prepared assuming the Company’s investment in the Core Fund is accounted for utilizing the equity method as the Company has the ability to exercise significant influence over, but does not exercise financial and operating control over, the Core Fund.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
For the Year Ended December 31, 2005 — (Continued)
UNAUDITED PRO FORMA CONSOLIDATED
CONDENSED STATEMENT OF OPERATIONS OF THE CORE FUND
For the Year Ended December 31, 2005

Revenues and interest income	$252,980,046
Expenses:
Operating	(115,345,101)
Interest	(59,545,630)
Depreciation and amortization	(81,423,957)

Total expenses	(256,314,688)
Minority interest	(4,936,025)

Net loss	$(8,270,667)

* * * * *

Index to Exhibits

Exhibit
Number	Description
99.1	Press Release of Hines Interests Limited Partnership dated April 25, 2006